FIRST AMENDMENT
                                     TO THE
                              DEL WEBB CORPORATION
                               DIRECTOR STOCK PLAN


         1. THIS FIRST AMENDMENT to the Del Webb Corporation Director Stock Plan (the "Plan") shall only amend those Sections specified herein and the remaining provisions of the Plan not so amended are hereby ratified and affirmed.

         2. Section 2.1(e) of the Plan is hereby amended to read as follows:

                  2.1(e) A "Change in Control" of the Company shall be deemed to have occurred in any or all of the following instances:

                  (1) Any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than a trustee or other fiduciary holding securities under an employee benefit plan of Company or a corporation owned directly or indirectly by the stockholders of Company in substantially the same proportions as their ownership of stock of Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Company representing 20% or more of the total voting power represented by Company's then outstanding Voting Securities (as defined below); or

                  (2) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Company and any new director whose election by the Board of Directors or nomination for election by Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                  (3)  The   stockholders   of  Company   approve  a  merger  or
         consolidation of Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the
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         Voting  Securities  of Company  or such  surviving  entity  outstanding immediately after such merger or consolidation; or

                  (4) The stockholders of Company approve a plan of complete liquidation of Company or an agreement for the sale or disposition by Company of (in one transaction or a series of transactions) all or substantially all Company's assets.

                  For purposes of this Section, the term "Voting Securities" shall mean and include any securities of the Company which vote generally for the election of directors.

         3. Section 2.1(h) of the Plan is hereby amended to read as follows:

                  2.1(h) "Company" means Del Webb Corporation, a Delaware corporation, or any successors thereto as provided in Section 10.3 herein.

         4. Section 6.2(e) of the Plan is hereby amended to read as follows:

                  The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total Option Price, or (c) by a combination of (a) and (b). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

         5. Section 6.2(g) of the Plan is hereby amended to read as follows:

                  6.2(g) TERMINATION OF SERVICE ON BOARD OF DIRECTORS DUE TO DEATH, DISABILITY, OR RETIREMENT. In the event the service of a Participant on the Board is terminated by reason of death, Disability, or retirement from the Board after attaining age 72, and if a portion of the Participant's Award is not fully vested as of the date of such termination of service on the Board, then the portion of the Participant's Award which is exercisable as of the date of termination of service on the Board shall be determined by prorating the Award according to the following guidelines:

                           (i) The portion of the Award which is exercisable as of the date of termination of service on the Board shall remain exercisable;

                           (ii) The percentage vesting of the portion of an Award which otherwise would have vested on the anniversary of the Grant Date next following the date on which the Participant's service on the Board terminates (the "Next Vesting Date") will be a fraction, the numerator of which is the number of full weeks of service on the Board during the 12-month period ending on the Next Vesting Date, and the denominator of which is fifty-two (52); and

                           (iii) Any portion of an Option which is not deemed vested as of the date service to the Board is terminated, including the portion of an Option that is not deemed vested prior to the Next Vesting Date (determined in accordance with Subparagraph (ii) above), and the portion of an Option which would have vested after the Next Vesting Date, shall be forfeited by the Participant and shall again be available for grant under the Plan.

                  To the extent an Option is exercisable as of the date of death (or as of the date of termination by reason of Disability or retirement from the Board after attaining age 72, as applicable), it shall remain exercisable at any time prior to its expiration date, or for one (1) year after the date of death (or the date of termination by reason of Disability or retirement from the Board after attaining age 72, as applicable), whichever period is shorter, by the Participant or such person or persons as shall have been named as the Participant's legal representative or beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

         6. Section 6.2(h) of the Plan is hereby amended to read as follows:

                  6.2(h) TERMINATION OF SERVICE ON BOARD OF DIRECTORS FOR OTHER REASONS. If the service of the Participant on the Board shall terminate for any reason other than death, Disability, or retirement from the Board after attaining age 72, any outstanding Options held by the Participant that are not exercisable as of the date of termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan).

                  To the extent an Option is exercisable as of the date of termination of the Participant's service on the Board under this
         Section 6.2(h), it shall remain exercisable at any time prior to its expiration date, or for one (1) year after the date the Participant's service on the board terminates, whichever period is shorter.

         7. Section 6.3(h) of the Plan is hereby amended to read as follows:

                  6.3(h) TERMINATION OF SERVICE ON BOARD OF DIRECTORS DUE TO DEATH, DISABILITY, OR RETIREMENT. In the event that a Director's service on the Board terminates prior to the end of the Period of Restriction by reason of death, Disability, or retirement from the Board after attaining age 72, then the percentage vesting of the Shares of Restricted Stock shall be determined according to a fraction, the numerator of which is the number of full weeks of service on the Board between the applicable Grant Date and the date the Director's service on the Board terminates, and the denominator of which is twenty-six (26).

         8. Section 6.3(i) of the Plan is hereby amended to read as follows:

                  6.3 (i) TERMINATION OF SERVICE ON BOARD OF DIRECTORS FOR OTHER REASONS. If the service of a Director on the Board terminates prior to the end of the Period of Restriction for reasons other than death, Disability, or retirement from the Board after attaining age 72, then all Shares of Restricted Stock that are not vested as of the date the Director's service on the Board terminates shall be forfeited to the Company (and shall once again become available for grant under the Plan). Within thirty (30) days after the termination of service on the Board, the Director shall return to the Company all of the certificates representing his or her Shares of Restricted Stock. As soon as practicable thereafter the Company shall issue a new certificate representing the number of vested shares to which the Director is entitled.

         9. Section 7.7 of the Plan is hereby amended to read as follows:

                  7.7 VESTING OF SHARES SUBJECT TO OPTION. Participants shall be entitled to exercise Options granted under this Article 7 at any time and from time to time, ending ten years after the grant of the Option, and according to the following vesting schedule: one-third of the Option shall vest on the first anniversary date of grant of the Option, and one-third of the Option shall vest on each of the second and third anniversaries of the date of grant of the Options.

         10. Section 7.10 of the Plan is hereby amended to read as follows:

                  7.10 TERMINATION OF SERVICES ON BOARD OF DIRECTORS DUE TO DEATH, DISABILITY, OR RETIREMENT. In the event the service of a Participant on the Board is terminated by reason of death, Disability, or retirement from the Board after attaining age 72, and if a portion of the Participant's Award is not fully vested as of the date of termination of service on the Board, then the portion of the Participant's Award which is exercisable as of the date of termination of service on the Board shall be determined according to the guidelines set forth in Section 6.2(g) herein.

         11. Section 7.11 of the Plan is hereby amended as follows:

                  7.11 TERMINATION OF SERVICE ON THE BOARD OF DIRECTORS FOR OTHER REASONS. If the service of a Participant on the Board shall terminate for any reason other than for death, Disability or retirement from the Board after attaining age 72, any outstanding Options held by the Participant that are not exercisable as of the date of termination shall be governed by the guidelines set forth in Section 6.2(h) herein.

         12. Section 9.3 of the Plan is hereby added by redesignating the second full sentence of Section 10.4 of the Plan as Section 9.3 of the Plan.

         13. Section 10.4 of the Plan is hereby amended by adding a second paragraph thereto to read as follows:

                  Notwithstanding any other provision set forth in the Plan, if required by the then current Rule 16b-3 of the Exchange Act, any "derivative security or equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award, except in the case of the death, disability, or termination of employment of the Participant. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then current Rule 16b-3 of the Exchange Act.

         14. Section 10.5 of the Plan is hereby amended as follows:

                  10.5 GOVERNING LAW. This Plan, and all agreements hereunder, shall be governed by the laws of the State of Delaware.

         15. This First amendment is pursuant to a Board of Directors resolution dated February 11, 1998 and is effective as of that date.

                                            DEL WEBB CORPORATION



                                            By:/s/ Robertson C. Jones
                                               ---------------------------------
                                            Its: Senior Vice President
                                               ---------------------------------

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